IRREVOCABLE PROXY

      This irrevocable proxy is hereby granted by the undersigned, Lee A. to Balak, to Bernard J. Walter who is hereby appointed by me to vote all of my 27,657,483 shares of common stock of Power Technology, Inc, ("PWTC") owned by me at any and all annual or special meetings of the shareholders of PWTC and at any adjournments thereof, or until and through a term ending upon the close of business on December 31, 2005, at which time this irrevocable proxy shall terminate for all purposes.
                                                      /s/ Lee A. Balak
                                                      -------------------------
                                                      Lee A. Balak

Province of British Columbia             ]
                                         ] ss.
Country of Canada                        ]

      On this 1 st day of October, 2004, before me Kenneth Sherk, the undersigned officer, personally appeared Lee A. Balak, known to me to be the same person whose name is signed to the foregoing instrument and acknowledged the execution thereof for the purposes therein set forth.

         IN WHITNESS WHEROF I have hereunto set my hand and official sea.

                                                     /s/ Kenneth Sherk
                                                     ---------------------------
                                                     Notary Public


My Commission Expires:

                                        6